UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 13, 2020
Date of Report (date of earliest event reported)

NRG ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15891		41-1724239
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

804 Carnegie Center	Princeton	New Jersey	08540
(Address of Principal Executive Offices)			(Zip Code)
(609) 524-4500
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events
This Current Report on Form 8-K is being filed in connection with the transactions contemplated by the definitive purchase agreement (the “Purchase Agreement”) entered into on July 24, 2020, by and among NRG Energy, Inc. (“NRG” or the “Company”) and Centrica plc, Centrica Beta Holdings Limited, Centrica Gamma Holdings Limited, Centrica US Holdings Inc., and Direct Energy Marketing Limited (collectively, “Centrica”), pursuant to which NRG has agreed to purchase Centrica US Holdings Inc. and Direct Energy Marketing Limited (collectively, “Direct Energy”), which comprise Centrica's North America energy supply, services and trading business (the “Acquisition”).
Item 9.01. Financial Statements and Exhibits
The following financial information is being filed in this Current Report on Form 8-K: (i) audited combined consolidated financial statements of Direct Energy as of and for the years ended December 31, 2019 and 2018 and the notes thereto; (ii) unaudited condensed combined consolidated financial statements of Direct Energy as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the notes thereto; and (iii) unaudited pro forma combined financial information of NRG reflecting the Acquisition.

Exhibits:

Exhibit Number	Document
23.1	Consent of Deloitte & Touche LLP, Independent Auditors.
99.1	Audited combined consolidated financial statements of Direct Energy as of and for the years ended December 31, 2019 and 2018.
99.2	Unaudited condensed combined consolidated financial statements of Direct Energy as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019.
99.3	Unaudited pro forma combined financial information of NRG Energy, Inc. reflecting the Acquisition.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By:	/s/ MAURICIO GUTIERREZ

Mauricio Gutierrez Chief Executive Officer
Date: November 13, 2020